UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2022
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On December 29, 2022, Thomas E. McCabe, age 67, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of BWX Technologies, Inc. (“BWXT” or the “Company”), provided notice of his decision to retire from the Company. Mr. McCabe continued in his role through January 2, 2023 (“Transition Date”), after which he will serve as Special Advisor to the Chief Executive Officer (“CEO”) to assist with the transition of the General Counsel role until his retirement from the Company on August 1, 2023 (“Retirement Date”).
The Company and Mr. McCabe entered into a Transition Agreement on December 29, 2022, which provides that Mr. McCabe will (i) receive a salary of $3,000 per month in his role as Special Advisor to the CEO through the Retirement Date; (ii) receive a retirement payment of $2,450,000, which includes certain incentive and other compensation consistent with the retirement benefits to which he was entitled through the Retirement Date; (iii) not participate in the 2022 and 2023 annual incentive plans; (iv) receive a cash retention bonus of $29,000 on the Retirement Date; and (v) continued participation in certain of our employee benefit plans (subject to the terms and conditions of such plans). Equity awards previously granted to Mr. McCabe will be terminated as of December 29, 2022 and he will not participate in 2023 annual equity awards.
Item 7.01    Regulation FD Disclosure
On December 29, 2022, the Company’s Board of Directors unanimously appointed Ronald O. Whitford, Jr., age 53, to succeed Mr. McCabe as the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Secretary as part of the Company’s normal succession planning process, effective on the Transition Date. A copy of the press release issued by the Company announcing the General Counsel transition is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section. Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 4, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Michael T. Fitzgerald
Michael T. Fitzgerald
Vice President, Finance and Chief Accounting Officer

January 4, 2023